UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2016

TopBuild Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

260 Jimmy Ann Drive, Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 11, 2016, TopBuild Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2016 (the “Press Release”).  The Press Release, which is attached as Exhibit 99.1, and the information included in Item 7.01 of this Current Report on Form 8-K (this “Report”) are incorporated herein by reference.

The information in the Press Release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), only if and to the extent such subsequent filing specifically references such information.

Item 7.01.  Regulation FD Disclosure.

On May 11, 2016, the Company issued a Press Release announcing its financial results for the quarter ended March 31, 2016.  The Press Release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the Press Release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are furnished as part of this Report to the extent described in Item 2.02 and Item 7.01.

Exhibit Number	Title
99.1	Press release issued by TopBuild Corp., dated May 11, 2016, announcing its financial results for the quarter ended March 31, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ John S. Peterson
		Name:	John S. Peterson
		Title:	Vice President and Chief Financial Officer
Dated: May 11, 2016

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EXHIBIT INDEX

Exhibit Number	Title
99.1	Press release issued by TopBuild Corp., dated May 11, 2016, announcing its financial results for the quarter ended March 31, 2016.

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